First Quarter 2019 Earnings Release April 25, 2019

Legal Disclaimer Forward-Looking Statements Certain of the statements in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements pertaining to the intent, belief, or current expectations of management of SmartFinancial, Inc. (“SmartFinancial”) regarding the company’s strategic direction, plans, objectives, prospects, or future results or financial performance. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of SmartFinancial to differ materially from any results, performance, or achievements expressed or implied by such forward- looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk that the recent announcement of the termination of SmartFinancial’s agreement and plan of merger with Entegra Financial Corp. (the “Entegra Merger Agreement”) could have adverse effects on the market price of SmartFinancial’s common stock; (2) the risk that the termination of the Entegra Merger Agreement or the announcement of the same could have an adverse effect on SmartFinancial’s business generally, including its ability to retain customers, retain or hire key personnel, or maintain relationships with customers or suppliers; (3) reputational risk from the announcement of the termination of the Entegra Merger Agreement.; (4) the fact that SmartFinancial has incurred significant costs and expenses related to the Entegra Merger Agreement and the transactions that were contemplated by the Entegra Merger Agreement; (5) the risk of litigation related to the termination of the Entegra Merger Agreement or the abandonment of the transactions that were contemplated by the Entegra Merger Agreement; (6) potential changes to, or the risk that SmartFinancial may not be able to execute on, SmartFinancial’s business strategy as a result of the termination of the Entegra Merger Agreement; (7) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize, (8) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships, (9) SmartFinancial’s ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank, (10) changes in management’s plans for the future, (11) prevailing, or changes in, economic or political conditions, particularly in our market areas, (12) credit risk associated with our lending activities, (13) changes in interest rates, loan demand, real estate values, or competition, (14) changes in accounting principles, policies, or guidelines, (15) changes in applicable laws, rules, or regulations, and (16) other general competitive, economic, political, and market factors, including those affecting SmartFinancial’s business, operations, pricing, products, or services. Certain additional factors which could affect the forward-looking statements can be found in SmartFinancial’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. The non-GAAP financial measures used in this presentation include: (i) tangible common equity, (ii) tangible book value per share, (iii) net interest income excluding purchase accounting adjustments, (iv) operating efficiency ratio, (v) net operating return on average assets, (vi) net operating earnings per share, and (vii) net operating return on average tangible common equity. Tangible common equity excludes total preferred stock, preferred stock paid in capital, goodwill, and other intangible assets, and tangible book value per share reflects the per share value of tangible common equity. Net interest income excluding purchase accounting adjustments adjusts net interest income to exclude the impact of purchase accounting. The operating efficiency ratio excludes securities gains and losses and merger related expenses from the efficiency ratio. Net operating earnings excludes securities gains and losses and merger related expenses, and the effect of the December, 2017 tax law change on deferred tax assets, and the income tax effect of adjustments, and operating return on average assets is net operating income divided by GAAP total average assets. Net operating earnings per share is net operating income divided by GAAP total average assets. Net operating return on tangible common equity is net operating income divided by tangible common equity. Management believes that non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. 2

Overview of SmartFinancial ▪ SmartFinancial, Inc. (Nasdaq: SMBK) is a $2.4 billion Branch Footprint asset bank holding company headquartered in Knoxville, Tennessee Nashville Knoxville Greensboro ▪ Jonesboro Operates one subsidiary bank, SmartBank, which was founded 40 in January 2007 ARKANSAS ▪ TENNESSEE NORTH CAROLINA Located primarily in attractive, high-growth marketsMemphis Chattanooga throughout East Tennessee, Alabama and Florida ▪ 77 385 full-time employees Huntsville SOUTH ▪ ~$276 million market capitalization(1) 85 CAROLINA ▪ Balance Sheet (03/31/19) Atlanta Birmingham 20 ▪ Assets: $2.4 billion Tuscaloosa GEORGIA ▪ Gross Loans: $1.8 billion ▪ Deposits: $2.0 billion MISSISSIPPI ALABAMA Columbus ▪ Jackson 16 Tangible Common Equity (Non-GAAP): $211.8 million Montgomery ▪ Profitability (Q1 ’19) Savannah ▪ 65 Net Income / Net Operating Earnings (Non-GAAP): $4.7 million 75 95 / $5.5 million ▪ ROAA / Net Operating ROAA (Non-GAAP): 0.84% / 0.98% Mobile 10 ▪ ROATCE / Net Operating ROATCE (Non-GAAP)Baton: 9 Rouge.26% / 10.79% ▪ Tallahassee SMBK Branch Efficiency Ratio / Operating Efficiency Ratio (NonNew-GAAP) Orleans: 68.7% FLORIDA / 64.3% ▪ Asset Quality ▪ Superior asset quality and proven credit culture ▪ NPAs / Assets of 0.18% ▪ NCOs / Average Loans of 0.08% Financial data as of or for the three months ended 03/31/19 (1) Pricing data as of 04/23/19 Note: For a reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures see Appendix 3

SmartFinancial, Inc.

Culture

We are **building a culture** where **Associates thrive** and are **empowered** to be **leaders**. The **core values** that we have established as a company help us operate in unison and have become a **critical part of our culture**. Our Associates are key to SmartBank's success.

Core Values

Act with Integrity

Be Enthusiastic

Create Positivity

Demonstrate Accountability

Embrace Change

Creating "WOW" Experiences	Exhibiting over-the-top Enthusiasm and Positivity	Delivering Exceptional, Professional & Knowledgeable Service

Positioning Statement

At SmartBank, delivering **unparalleled value** to our Shareholders, Associates, Clients and the Communities we serve drives **every** decision and action we take. **Exceptional value** means being there with **smart solutions**, **fast responses** and **deep commitment** every single time. By doing this, we will create the Southeast's next, great community banking franchise.

TOP WORK PLACES 2018 News Sentinel

TOP WORK PLACES 2017 News Sentinel

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Disciplined Acquisition Strategy ▪ SmartFinancial has adhered to a disciplined set of merger criteria including: ▪ 3 years (+/-) of initial TBV-per-share dilution ▪ Meaningful EPS accretion in the first full year of operations ▪ Conservative loan marks ▪ Franchise additive ▪ SmartFinancial is committed to balancing organic growth with thoughtful acquisitions and will not make acquisitions simply for the sake of growth ▪ Moving Forward ▪ Positioned extremely well to move forward given progress made over the last several months planning to be a larger institution ▪ The company is Moving Forward with several major initiatives that were planned: ▪ Centralization of operational areas ▪ Centralization of finance group ▪ Bank-wide organization chart planning to gain efficiencies ▪ Core data processing decision (contract up in 2020) ▪ Continued hiring of bank talent in our growth markets ▪ Evaluation of new M&A opportunities ▪ Approved share repurchase plan in place to utilize as appropriate 5

First Quarter Financial Highlights

SmartFinancial, Inc.

Performance Trends

- Net Operating Earnings (Non-GAAP) of $5.5 million for the quarter, up 45% from a year earlier
- ROAA of 0.84% for the quarter and Net Operating ROAA (Non-GAAP) of 0.98%
- ROATCE (Non-GAAP) of 9.26% for the quarter and Operating ROATCE (Non-GAAP) of 10.79%
- Efficiency Ratio of 68.7% for the quarter and Operating Efficiency Ratio (Non-GAAP) of 64.3%
- Net Interest Margin (fully taxable equivalent "FTE") of 4.10%, down 18 basis points from the prior quarter
- Nonperforming Assets were 0.18% of Total Assets
- Quarterly loan growth of $63.3 million or 14.5% annualized

ROAA (%)



0.80 %
0.89 %
0.81 %
1.00 %
0.85 %
0.98 %
1.17 %
1.07 %
0.84 %
0.98 %
1Q18
2Q18
3Q18
4Q18
1Q19

ROATCE (%)



8.10 %
9.04 %
8.96 %
11.04 %
9.45 %
10.84 %
13.08 %
12.00 %
9.26 %
10.79 %
1Q18
2Q18
3Q18
4Q18
1Q19

Reported ■ Operating (1)(2)

Net Interest Margin (%)



4.35 %
4.03 %
4.54 %
3.94 %
4.11 %
3.85 %
4.28 %
3.74 %
4.10 %
3.73 %
1Q18
2Q18
3Q18
4Q18
1Q19

Efficiency Ratio (%)



72.4 %
69.6 %
72.3 %
66.9 %
71.3 %
67.2 %
67.7 %
61.7 %
68.7 %
64.3 %
1Q18
2Q18
3Q18
4Q18
1Q19

Reported ■ Operating (1)(2)

(1) Operating profitability (non-GAAP) figures exclude gain on sale of securities, merger-related expenses and nonrecurring items
(2) Operating net interest margin (non-GAAP) excludes purchase accounting adjustments
Note: For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

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Balance Sheet Trends Total Assets ($mm) Net Loans ($mm) 2,500 2,354 2,000 1,832 2,274 1,769 2,051 2,062 1,568 1,578 2,000 1,600 1,721 1,760 1,317 1,368 1,500 1,200 1,000 800 500 400 0 0 YE 2017 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 YE 2017 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Total Deposits ($mm) Book Value Per Share 2,400 $22.50 $20.82 1,994 $20.31 2,000 1,922 $19.74 $20.00 $19.48 1,717 1,707 $18.46 $18.60 1,600 1,439 1,500 $17.50 1,200 $15.18 $14.64 $15.00 $14.38 $13.90 $14.09 $14.09 800 $12.50 400 0 $10.00 YE 2017 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 YE 2017 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Book Value Tangible Book Value(1) (1) For a reconciliation of this non-GAAP financial measure to its most directly comparable GAAP measures, see the Appendix 8

Earnings Profile – First Quarter 2019 ▪ Net Operating Diluted EPS (Non- GAAP) increased 15% year over 1Q19 4Q18 1Q18 year (“YoY”) Total Interest Income $26,943 $26,771 $19,378 Total Interest Expense 5,946 5,335 2,567 ▪ Earnings Before Income Taxes increased 45% YoY Net Interest Income 20,997 21,436 16,811 Total Noninterest Income 1,698 1,715 1,455 ▪ Net Interest Income increased 25% Total Revenue 22,695 23,151 18,266 YoY primarily due to higher average Provision for Loan Losses 797 1,329 689 earning asset balances and higher Total Noninterest Expense 15,579 15,696 13,222 earning asset yields Earnings Before Income Taxes 6,319 6,124 4,355 ▪ Increases in Noninterest Expense Income Tax Expense (Benefit) 1,588 (307) 940 primarily driven by higher salary Net Income $4,731 $6,431 $3,415 and occupancy expense from Net Income Per Share: completed acquisitions, as well as Diluted Net Income Per Share $0.34 $0.47 $0.30 merger expenses Net Operating Earnings Per Share (Non-GAAP): ▪ Total Revenue increased 24% YoY Diluted Operating Earnings Per Share $0.39 $0.43 $0.34 Note: For a reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 9

Net Interest Income

- Net Interest Margin (FTE) decreased quarter to quarter primarily due to lower accretion on acquired loans
- Compared to a year ago, Earning Asset Yields are up 24 basis points; the Average Cost of Interest-bearing Liabilities is up 63 basis points
- Excluding the effect of purchase accounting adjustments, the Net Interest Margin (FTE) decreased 1 basis point quarter to quarter, primarily due to the higher cost of interest-bearing deposits

	1Q19	4Q18	1Q18
Net Interest Income	$20,997	$21,436	$16,811
Average Earning Assets	$2,089,540	$1,993,933	$1,569,127



Net Interest Margin
4.75%
4.50%
4.25%
4.00%
3.75%
3.50%
1Q18
2Q18
3Q18
4Q18
1Q19
Net Interest Margin (FTE)
Net Interest Margin (FTE - ex Purchase Accounting Adj.) (Non-GAAP)

Average Yields and Rates	1Q19	4Q18	1Q18
Loans	5.62%	5.81%	5.47%
Taxable securities	2.67%	2.45%	2.33%
Tax-exempt securities	4.07%	4.03%	3.50%
Federal Funds and Other Investments	2.68%	2.08%	1.67%
Earning Asset Yields	5.25%	5.35%	5.01%
Total Interest-bearing Deposits	1.32%	1.21%	0.79%
Securities Sold Under Agreement to Repurchase	0.41%	0.37%	0.31%
Federal funds purchased and other borrowings	4.09%	6.15%	2.32%
Subordinated Debt	6.04%	5.91%	0.00%
Total Interest-bearing Liabilities	1.45%	1.34%	0.82%
Net Interest Margin (FTE)	4.10%	4.28%	4.35%
Cost of Funds	1.21%	1.10%	0.69%

Note: For a reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

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Noninterest Income ▪ Consistent increases in service charges on deposit accounts, and other noninterest income components ▪ Noninterest Income trending upward, though 4Q18 and 1Q19 reported decreased gain on sale of loans and other assets Noninterest Income $2,000,000 $1,500,000 (Loss) Gain on Securities $1,000,000 Other Noninterest Income Gain on Sale of Loans and Other Assets Service Charges on Deposit Accounts $500,000 $0 1Q18 2Q18 3Q18 4Q18 1Q19 11

Noninterest Expense ▪ Efficiency Ratio remained under 70% for the second consecutive quarter while Operating Efficiency Ratio (Non-GAAP) was 64.3% ▪ Salary increases are primarily due to the addition of associates from two completed acquisitions for periods presented, as well as infrastructure builds ▪ Merger expense of $923 thousand in the quarter Noninterest Expense $20,000,000 72.0% 70.0% Merger expense $15,000,000 68.0% Other 66.0% Amortization of Intangibles $10,000,000 64.0% Data Processing Occupancy 62.0% $5,000,000 Salaries & Benefits 60.0% Operating Efficiency Ratio $0 58.0% 1Q18 2Q18 3Q18 4Q18 1Q19 Note: For a reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 12

Attractive Deposit Mix Deposit Composition (03/31/19) Historical Deposit Composition ($mm) $2,500 Noninterest Demand Time 16% Deposits $1,994 $1,922 32% Interest- $2,000 bearing $1,717 $1,707 Demand $635 17% $1,500 $649 Money $1,500 $536 Market and $569 Savings $454 35% $1,000 $698 $642 $633 $570 $491 Historical Cost of Deposits 3.00% $500 $311 $332 $279 $247 $267 2.50% $329 2.00% 2.50% 2.50% $276 $301 $301 $320 2.25% $0 1.50% 2.00% 1.75% 1Q18 2Q18 3Q18 4Q18 1Q19 1.00% 1.10% Noninterest Demand Interest-bearing Demand 0.50% 0.91% 1.00% 0.67% 0.79% Money Market and Savings Time Deposits 0.00% 1Q18 2Q18 3Q18 4Q18 1Q19 Cost of Deposits Fed Funds Target 13

Overview of Loan Portfolio Loan Composition (03/31/19) Historical Loan Composition ($mm) Other $2,500 1% Residential RE 22% CRE, Non $2,000 Owner $1,841 Occupied C&I $1,777 18% 26% $1,585 $1,575 $409 $408 $1,500 CRE, $1,374 Owner C&D $356 $352 Occupied 10% $299 $476 23% $488 $1,000 $386 $400 $375 $416 Historical CRE Ratios $360 $364 $372 $500 $289 $188 $186 $143 $179 $166 400% $256 $279 $290 $308 $341 300% 269.7% $0 1Q18 2Q18 3Q18 4Q18 1Q19 200% C&I C&D 100% 75.4% CRE, Owner Occupied CRE, Non Owner Occupied 0% Residential RE Other 1Q18 2Q18 3Q18 4Q18 1Q19 C&D CRE 14

Asset Quality ▪ Superior asset quality, with Nonperforming Assets at 0.18% of Total Assets compared to the Nonperforming Assets Southeast Peer Median (1) of 0.91% $7,000 0.91% 1.00% ▪ 0.70% Remaining fair value discounts on acquired $3,500 0.18% 0.40% loans are 2.3x the current Allowance For Loan $0 0.10% Losses 1Q18 2Q18 3Q18 4Q18 1Q19* ▪ Acquisitions are marked conservatively for Foreclosed Assets potential losses Nonperforming Loans Nonperforming Assets/ Total Assets (SMBK) ▪ (1) Proven credit culture, with Net Charge-Offs to Nonperforming Assets/ Total Assets (SE Peer Median) Average Loans of 0.08% compared to the Southeast Peer Median (1) of 0.04% Loan Discounts Net Charge-Offs/ Average Loans $30 0.80% 0.15% 0.60% $20 0.10% 0.08% 0.40% $10 0.20% 0.05% $0 0.00% 0.04% 1Q18 2Q18 3Q18 4Q18 1Q19 0.00% Allowance for Loan Losses (GAAP) -0.05% Net Acquisition Accounting Fair Falue Discounts to Loans 1Q18 2Q18 3Q18 4Q18 1Q19* Allowance for Loan Losses/ Loans SMBK SE Peer Median(1) Source: S&P Global Market Intelligence (1) Publicly traded banks between $1.5B and $3B in assets headquartered in the Southeast (AL, AR, FL, GA, LA, MS, NC, SC, TN and WV) *Reflects partial results for reporting financial institutions in peer group 15

Appendix

SmartFinancial, Inc.

Non-GAAP Reconciliations

	1Q19	4Q18	3Q18	2Q18	1Q18
Net interest income - ex purchase acct. adj.					
Net interest income (GAAP)	$ 20,997	$ 21,436	$ 18,861	$ 19,538	$ 16,811
Taxable equivalent adjustment	115	93	16	22	12
Net interest income TEY	21,112	21,529	18,877	19,560	16,823
Purchase accounting adjustments	1,881	2,755	1,208	2,583	1,274
Net interest income - ex purchase acct. adj. (Non-GAAP)	$ 19,231	$ 18,774	$ 17,669	$ 16,977	$ 15,549
Tangible Common Equity					
Shareholders' equity (GAAP)	$ 290,481	$ 283,011	$ 251,642	$ 247,487	$ 208,949
Less goodwill and other intangible assets	78,690	79,034	68,254	68,449	50,660
Tangible Common Equity (Non-GAAP)	$ 211,791	$ 203,977	$ 183,388	$ 179,036	$ 158,289
Non-GAAP Return Ratios					
Net operating return on average assets (Non-GAAP)(1)	0.98%	1.07%	0.98%	1.00%	0.89%
Return on average tangible common equity (Non-GAAP)(2)	9.26%	13.08%	9.45%	8.96%	8.10%
Net operating return on average shareholder equity (Non-GAAP)(3)	7.81%	8.65%	7.88%	8.33%	6.97%
Net operating return on average tangible common equity (Non-GAAP)(4)	10.79%	12.00%	10.84%	11.04%	9.04%

(1) *Net operating return on average assets (non-GAAP) is the annualized net operating earnings (non-GAAP) divided by average assets.*
(2) *Return on average tangible common equity (non-GAAP) is the annualized net income divided by average tangible common equity (non-GAAP).*
(3) *Net operating return on average shareholder equity (non-GAAP) is the annualized net operating earnings (non-GAAP) divided by average shareholder equity.*
(4) *Net operating return on average tangible common equity (non-GAAP) is the annualized net operating earnings (non-GAAP) divided by average tangible common equity (non-GAAP).*

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Non-GAAP Reconciliations 1Q19 4Q18 3Q18 2Q18 1Q18 Operating Earnings Net income (GAAP) $ 4,731 $ 6,444 $ 4,324 $ 3,931 $ 3,415 Securities (gains) losses - (2) - 1 - Merger costs 923 1,322 838 1,123 498 Tax charge related to change in tax law and tax benefit - (1,600) - - - Income tax effect of adjustments (145) (0) (196) (211) (103) Net operating earnings (Non-GAAP) $ 5,509 $ 5,908 $ 4,966 $ 4,844 $ 3,810 Net operating earnings per common share: Basic $0.40 $0.44 $0.39 $0.40 $0.34 Diluted $0.39 $0.43 $0.39 $0.39 $0.34 Operating Efficiency Ratio Efficiency ratio (GAAP) 68.65% 67.71% 71.34% 72.31% 72.39% Adjustment for taxable equivalent yields (0.49%) (0.45%) (0.18%) (0.11%) (0.06%) Adjustment for securities gains (losses) - 0.01% - (0.01%) - Adjustment for merger expenses (3.91%) (5.55%) (3.99%) (5.28%) (2.71%) Operating efficiency ratio (Non-GAAP) 64.25% 61.72% 67.17% 66.92% 69.62% 18

Investor Contacts Billy Carroll Miller Welborn President & CEO Chairman (865) 868-0613 (423) 385-3067 Billy.Carroll@SmartBank.com Miller.Welborn@SmartBank.com SmartFinancial, Inc. 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 19